September 7, 2000




   Lexco Incorporated
   8210 Blue Gill Dr.
   Falcon, CO 80831

    Re:   Shareholder Agreement with Lexco Incorporated

   Gentlemen:

    In consideration of the sale of the shares of Common Stock of Lexco Incorporated (the "Company") to the undersigned (the "Holders"), the Holders hereby represent, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $.001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement, that the Holders will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, its shares of Stock of the Company owned beneficially or otherwise by the Holders except in connection with or following completion of a merger, acquisition or other transaction of or by the Company meeting the definition of a business combination as defined in the Company's registration statement on Form 10-SB or otherwise complying with the purposes of the Company as set out in the registration statement.

          Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

    The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

    This letter agreement shall be binding upon the Holders, its agents, heirs, successors, assigns and beneficiaries.

    Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance shall be in writing and shall be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

          Agreed and accepted this 7th day of September, 2000.


                        THE HOLDER


                                 By: _____________________________
                                      President